Exhibit 99.1

Jamf Announces Third Quarter 2024 Financial Results
•Q3 total revenue year-over-year growth of 12% to $159.3 million
•ARR year-over-year growth of 12% to $635.0 million as of September 30, 2024
•GAAP operating loss of $15.9 million, or (10)% of total revenue, compared to GAAP operating loss of $31.9 million, or (22)% of total revenue, in the third quarter of 2023
•Non-GAAP operating income of $27.7 million, or 17% of total revenue, compared to $12.4 million, or 9% of total revenue, in the third quarter of 2023
MINNEAPOLIS – November 7, 2024 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its third quarter ended September 30, 2024.
“Jamf continues to define how Apple management and security seamlessly work together to create an experience end users love and organizations trust, as evidenced by the numerous innovations announced at this year’s Jamf Nation User Conference,” said John Strosahl, Jamf CEO. “We’re excited about the opportunities these innovations provide to our business as we continue to execute our three-year strategic plan.”
Third Quarter 2024 Financial Highlights
•Revenue: Total revenue of $159.3 million, an increase of 12% year-over-year.
•ARR: ARR of $635.0 million as of September 30, 2024, an increase of 12% year-over-year.
•Gross Profit: GAAP gross profit of $123.3 million, or 77% of total revenue, compared to $110.4 million in the third quarter of 2023. Non-GAAP gross profit of $129.9 million, or 82% of total revenue, compared to $117.0 million in the third quarter of 2023.
•Operating Loss/Income: GAAP operating loss of $15.9 million, or (10)% of total revenue, compared to $31.9 million in the third quarter of 2023. Non-GAAP operating income of $27.7 million, or 17% of total revenue, compared to $12.4 million in the third quarter of 2023.
•Cash Flow: Cash flow provided by operations of $37.4 million for the TTM ended September 30, 2024, or 6% of TTM total revenue, compared to $47.2 million for the TTM ended September 30, 2023. Unlevered free cash flow of $81.3 million for the TTM ended September 30, 2024, or 13% of TTM total revenue, compared to $60.6 million for the TTM ended September 30, 2023.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Recent Business Highlights
•Ended the third quarter serving more than 76,000 customers with 33.9 million total devices on our platform.1
•Achieved another milestone with our security solutions, achieving over $150 million in ARR. Security ARR was $151.5 million as of September 30, 2024, representing 26% year-over-year growth and 24% of Jamf’s total ARR.
•Announced the appointment of David Rudow as Chief Financial Officer, effective November 28, 2024.
•Launched Global Partner Program to deliver tailored opportunities for partner growth, improving speed to market, partner experience and scale.
•Entered five-year agreement with Microsoft to join the Microsoft ISV Partner Program to accelerate growth through Microsoft Azure. Jamf offerings will be hosted on Azure cloud and available for purchase on Azure Marketplace, providing greater value to joint customers.
•Joined Okta’s Elevate Partner Program to drive further go-to-market alignment and accelerate product innovation between the companies.

•Highlighted latest innovations including Blueprints, Self Service+, Compliance Benchmarks and AI Assistant at the 15th annual Jamf Nation User Conference, the world’s largest gathering of Apple admins.
•Named “Mobile Security Solution of the Year” at the Computing Security Awards 2024.
•Featured in the 2024 Verizon Mobile Security Index which highlights escalating risk in mobile and IoT security, with a focus on threats facing critical infrastructure.
•Announced same-day support for recently released Apple operating systems including macOS Sequoia, iOS 18, iPadOS 18, tvOS 18, visionOS 2 and watchOS 11.

(1) Customer and device counts have been adjusted as a result of our recent comprehensive systems update. In addition, revenue for certain licenses has expired in this period and therefore those customers and devices have been removed from our counts. Absent these adjustments, customer additions would be similar to Q1 2024 and device additions would be similar to Q2 2024.
Financial Outlook
For the fourth quarter of 2024, Jamf currently expects:
•Total revenue of $161.9 to $162.9 million
•Non-GAAP operating income of $25.5 to $26.5 million
For the full year 2024, Jamf currently expects:
•Total revenue of $626.3 to $627.3 million
•Non-GAAP operating income of $98.8 to $99.8 million
To assist with modeling, for the fourth quarter of 2024 and full year 2024, amortization is expected to be approximately $9.9 million and $40.3 million, respectively. In addition, for the fourth quarter of 2024 and full year 2024, stock-based compensation and related payroll taxes are expected to be approximately $27.2 million and $101.7 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on November 7, 2024.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on November 7, 2024, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).

Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction loss (gain), amortization of debt issuance costs, acquisition-related expense, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release. We strongly encourage investors to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measurement or communication.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Natali Brockett
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$218,426	$243,576
Trade accounts receivable, net of allowances of $460 and $444	114,018	108,240
Deferred contract costs	26,643	23,508
Prepaid expenses	18,861	14,255
Other current assets	20,787	13,055
Total current assets	398,735	402,634
Equipment and leasehold improvements, net	18,773	15,184
Goodwill	900,092	887,121
Other intangible assets, net	160,505	187,891
Deferred contract costs, non-current	56,679	53,070
Other assets	49,426	43,752
Total assets	$1,584,210	$1,589,652

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$21,965	$25,909
Accrued liabilities	69,526	77,447
Income taxes payable	1,430	1,248
Deferred revenue	326,107	317,546
Total current liabilities	419,028	422,150
Deferred revenue, non-current	52,110	55,886
Deferred tax liability, net	5,327	5,952
Convertible senior notes, net	368,883	366,999
Other liabilities	18,333	21,118
Total liabilities	863,681	872,105
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	126
Additional paid-in capital	1,241,716	1,162,993
Accumulated other comprehensive loss	(15,135)	(26,777)
Accumulated deficit	(506,177)	(418,795)
Total stockholders’ equity	720,529	717,547
Total liabilities and stockholders’ equity	$1,584,210	$1,589,652

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Subscription	$156,070	$138,521	$453,851	$396,342
Services	3,192	3,956	10,395	12,594
License	24	148	179	990
Total revenue	159,286	142,625	464,425	409,926
Cost of revenue:
Cost of subscription(1)(2)(3)(5)(6) (exclusive of amortization expense shown below)	29,149	25,009	85,300	72,354
Cost of services(1)(2)(3)(4)(5) (exclusive of amortization expense shown below)	3,831	3,736	11,220	10,413
Amortization expense	3,048	3,494	9,604	10,102
Total cost of revenue	36,028	32,239	106,124	92,869
Gross profit	123,258	110,386	358,301	317,057
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)(6)	60,056	64,239	186,743	188,337
Research and development(1)(2)(3)(4)(5)(6)	35,977	34,704	104,992	101,501
General and administrative(1)(2)(3)(4)(5)(6)(7)	36,136	35,896	102,761	100,298
Amortization expense	6,948	7,420	20,741	21,908
Total operating expenses	139,117	142,259	415,237	412,044
Loss from operations	(15,859)	(31,873)	(56,936)	(94,987)
Interest income, net	1,574	1,687	5,255	4,453
Foreign currency transaction gain (loss)	3,354	(2,647)	3,373	(995)
Loss before income tax (provision) benefit	(10,931)	(32,833)	(48,308)	(91,529)
Income tax (provision) benefit	(1,310)	556	(3,719)	(1,147)
Net loss	$(12,241)	$(32,277)	$(52,027)	$(92,676)
Net loss per share, basic and diluted	$(0.10)	$(0.26)	$(0.41)	$(0.74)
Weighted‑average shares used to compute net loss per share, basic and diluted	127,995,266	125,537,246	127,736,456	124,455,109
(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$2,931	$2,653	$8,542	$7,635
Services	445	362	1,308	994
Sales and marketing	7,887	8,493	22,561	25,068
Research and development	6,581	6,429	18,981	17,863
General and administrative	7,563	10,412	20,877	26,522
	$25,407	$28,349	$72,269	$78,082

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$73	$92	$255	$175
Services	33	13	57	25
Sales and marketing	259	304	876	711
Research and development	155	164	514	410
General and administrative	112	131	548	353
	$632	$704	$2,250	$1,674
(3) Includes depreciation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$346	$302	$951	$923
Services	46	46	139	124
Sales and marketing	700	786	2,120	2,378
Research and development	467	447	1,360	1,370
General and administrative	259	270	768	798
	$1,818	$1,851	$5,338	$5,593
(4) Includes acquisition-related expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Services	$27	$14	$194	$16
Sales and marketing	—	104	—	219
Research and development	119	333	538	508
General and administrative	342	2,284	4,530	3,429
	$488	$2,735	$5,262	$4,172
(5) Includes system transformation costs as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$74	$22	$178	$22
Services	9	—	9	—
Sales and marketing	390	55	525	92
Research and development	157	2	157	12
General and administrative	5,701	1,293	9,675	3,027
	$6,331	$1,372	$10,544	$3,153

(6) Includes restructuring charges as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$—	$—	$7	$—
Sales and marketing	(31)	—	6,487	—
Research and development	1	—	709	—
General and administrative	712	—	1,669	—
	$682	$—	$8,872	$—
(7) General and administrative also includes the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Offering costs	$—	$—	$872	$—
Legal settlements and non-recurring litigation costs	11	200	(122)	200

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net loss	$(52,027)	$(92,676)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization expense	35,683	37,603
Amortization of deferred contract costs	19,791	15,565
Amortization of capitalized CCA implementation costs	1,065	—
Amortization of debt issuance costs	2,119	2,055
Non-cash lease expense	4,235	4,443
Provision for credit losses and returns	173	226
Stock-based compensation	72,269	78,082
Deferred tax benefit	(363)	(1,973)
Other	(4,462)	584
Changes in operating assets and liabilities:
Trade accounts receivable	(5,796)	(6,512)
Prepaid expenses and other assets	(18,690)	(7,071)
Deferred contract costs	(26,235)	(28,839)
Accounts payable	(4,059)	4,916
Accrued liabilities	(6,957)	(7,370)
Income taxes payable	200	500
Deferred revenue	4,521	20,512
Other liabilities	49	—
Net cash provided by operating activities	21,516	20,045
Investing activities
Acquisitions, net of cash acquired	—	(18,797)
Purchases of equipment and leasehold improvements	(6,674)	(2,522)
Purchase of investments	(2,500)	(750)
Other	(303)	(14)
Net cash used in investing activities	(9,477)	(22,083)
Financing activities
Debt issuance costs	(1,549)	—
Cash paid for offering costs	(872)	—
Cash paid for contingent consideration	—	(206)
Payment of acquisition-related holdback	(6,811)	(277)
Repurchase and retirement of common stock	(35,357)	—
Proceeds from the exercise of stock options	3,726	5,640
Net cash (used in) provided by financing activities	(40,863)	5,157
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	102	(190)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(28,722)	2,929
Cash, cash equivalents, and restricted cash, beginning of period	250,809	231,921
Cash, cash equivalents, and restricted cash, end of period	$222,087	$234,850

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$218,426	$227,619
Restricted cash included in other current assets	3,661	3,631
Restricted cash included in other assets	—	3,600
Total cash, cash equivalents, and restricted cash	$222,087	$234,850

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenue
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
SaaS subscription and support and maintenance	$151,485	$133,626	$439,992	$380,954
On‑premise subscription	4,585	4,895	13,859	15,388
Subscription revenue	156,070	138,521	453,851	396,342
Professional services	3,192	3,956	10,395	12,594
Perpetual licenses	24	148	179	990
Non‑subscription revenue	3,216	4,104	10,574	13,584
Total revenue	$159,286	$142,625	$464,425	$409,926

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except number of customers and percentages)
(unaudited)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023

ARR	$635.0	$621.7	$602.4	$588.6	$566.3	$547.8	$526.6

ARR from management solutions as a percent of total ARR	76%	77%	77%	77%	79%	79%	80%

ARR from security solutions as a percent of total ARR	24%	23%	23%	23%	21%	21%	20%

ARR from commercial customers as a percent of total ARR	75%	74%	74%	74%	73%	73%	72%

ARR from education customers as a percent of total ARR	25%	26%	26%	26%	27%	27%	28%

Dollar-based net retention rate	106%	106%	107%	108%	108%	109%	111%

Devices (1)	33.9	33.6	32.8	32.3	31.8	31.3	30.8

Customers (1)	76,000	76,600	75,900	75,300	74,400	73,500	72,500
(1) Customer and device counts have been adjusted as a result of our recent comprehensive systems update. In addition, revenue for certain licenses has expired in this period and therefore those customers and devices have been removed from our counts. Absent these adjustments, customer additions would be similar to Q1 2024 and device additions would be similar to Q2 2024.

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating expenses	$139,117	$142,259	$415,237	$412,044
Amortization expense	(6,948)	(7,420)	(20,741)	(21,908)
Stock-based compensation	(22,031)	(25,334)	(62,419)	(69,453)
Acquisition-related expense	(461)	(2,721)	(5,068)	(4,156)
Offering costs	—	—	(872)	—
Payroll taxes related to stock-based compensation	(526)	(599)	(1,938)	(1,474)
System transformation costs	(6,248)	(1,350)	(10,357)	(3,131)
Restructuring charges	(682)	—	(8,865)	—
Legal settlements and non-recurring litigation costs	(11)	(200)	122	(200)
Non-GAAP operating expenses	$102,210	$104,635	$305,099	$311,722

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Gross profit	$123,258	$110,386	$358,301	$317,057
Amortization expense	3,048	3,494	9,604	10,102
Stock-based compensation	3,376	3,015	9,850	8,629
Acquisition-related expense	27	14	194	16
Payroll taxes related to stock-based compensation	106	105	312	200
System transformation costs	83	22	187	22
Restructuring charges	—	—	7	—
Non-GAAP gross profit	$129,898	$117,036	$378,455	$336,026
Gross profit margin	77%	77%	77%	77%
Non-GAAP gross profit margin	82%	82%	81%	82%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating loss	$(15,859)	$(31,873)	$(56,936)	$(94,987)
Amortization expense	9,996	10,914	30,345	32,010
Stock-based compensation	25,407	28,349	72,269	78,082
Acquisition-related expense	488	2,735	5,262	4,172
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	632	704	2,250	1,674
System transformation costs	6,331	1,372	10,544	3,153
Restructuring charges	682	—	8,872	—
Legal settlements and non-recurring litigation costs	11	200	(122)	200
Non-GAAP operating income	$27,688	$12,401	$73,356	$24,304
Operating loss margin	(10)%	(22)%	(12)%	(23)%
Non-GAAP operating income margin	17%	9%	16%	6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(12,241)	$(32,277)	$(52,027)	$(92,676)
Exclude: income tax (provision) benefit	(1,310)	556	(3,719)	(1,147)
Loss before income tax (provision) benefit	(10,931)	(32,833)	(48,308)	(91,529)
Amortization expense	9,996	10,914	30,345	32,010
Stock-based compensation	25,407	28,349	72,269	78,082
Foreign currency transaction (gain) loss	(3,354)	2,647	(3,373)	995
Amortization of debt issuance costs	722	687	2,119	2,055
Acquisition-related expense	488	2,735	5,262	4,172
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	632	704	2,250	1,674
System transformation costs	6,331	1,372	10,544	3,153
Restructuring charges	682	—	8,872	—
Legal settlements and non-recurring litigation costs	11	200	(122)	200
Non-GAAP income before income taxes	29,984	14,775	80,730	30,812
Non-GAAP provision for income taxes (1)	(7,196)	(3,546)	(19,375)	(7,395)
Non-GAAP net income	$22,788	$11,229	$61,355	$23,417
Net loss per share:
Basic	$(0.10)	$(0.26)	$(0.41)	$(0.74)
Diluted	$(0.10)	$(0.26)	$(0.41)	$(0.74)
Weighted‑average shares used in computing net loss per share:
Basic	127,995,266	125,537,246	127,736,456	124,455,109
Diluted	127,995,266	125,537,246	127,736,456	124,455,109
Non-GAAP net income per share:
Basic	$0.18	$0.09	$0.48	$0.19
Diluted	$0.16	$0.08	$0.44	$0.17
Weighted-average shares used in computing non-GAAP net income per share:
Basic	127,995,266	125,537,246	127,736,456	124,455,109
Diluted	138,725,807	135,952,210	139,076,335	134,894,664
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(12,241)	$(32,277)	$(52,027)	$(92,676)
Interest income, net	(1,574)	(1,687)	(5,255)	(4,453)
Provision (benefit) for income taxes	1,310	(556)	3,719	1,147
Depreciation expense	1,818	1,851	5,338	5,593
Amortization expense	9,996	10,914	30,345	32,010
Stock-based compensation	25,407	28,349	72,269	78,082
Foreign currency transaction (gain) loss	(3,354)	2,647	(3,373)	995
Acquisition-related expense	488	2,735	5,262	4,172
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	632	704	2,250	1,674
System transformation costs	6,331	1,372	10,544	3,153
Restructuring charges	682	—	8,872	—
Legal settlements and non-recurring litigation costs	11	200	(122)	200
Adjusted EBITDA	$29,506	$14,252	$78,694	$29,897

	Three Months Ended September 30,
	2024	2023
Net cash provided by operating activities	$23,107	$33,276
Less:
Purchases of equipment and leasehold improvements	(3,941)	(736)
Free cash flow	19,166	32,540
Add:
Cash paid for interest	307	313
Cash paid for acquisition-related expense	8,495	664
Cash paid for system transformation costs	8,578	4,821
Cash paid for restructuring charges	343	—
Cash paid for legal settlements and non-recurring litigation costs	11	—
Unlevered free cash flow	$36,900	$38,338
Total revenue	$159,286	$142,625
Net cash provided by operating activities as a percentage of total revenue	15%	23%
Free cash flow margin	12%	23%
Unlevered free cash flow margin	23%	27%

	Nine Months Ended September 30,			Years Ended December 31,
	2024	2023	2022	2023	2022
Net cash provided by operating activities	$21,516	$20,045	$62,831	$35,964	$90,005
Less:
Purchases of equipment and leasehold improvements	(6,674)	(2,522)	(5,645)	(2,934)	(7,727)
Free cash flow	14,842	17,523	57,186	33,030	82,278
Add:
Cash paid for interest	727	704	683	784	763
Cash paid for acquisition-related expense	10,270	1,872	2,110	2,975	4,480
Cash paid for system transformation costs	23,763	6,918	—	12,493	—
Cash paid for restructuring charges	8,953	—	—	—	—
Cash paid for contingent consideration	—	6,000	—	6,000	—
Cash paid for legal settlements and non-recurring litigation costs	305	—	—	132	—
Unlevered free cash flow	$58,860	$33,017	$59,979	$55,414	$87,521
Total revenue	$464,425	$409,926	$348,453	$560,571	$478,776
Net cash provided by operating activities as a percentage of total revenue	5%	5%	18%	6%	19%
Free cash flow margin	3%	4%	16%	6%	17%
Unlevered free cash flow margin	13%	8%	17%	10%	18%

	Trailing Twelve Months Ended September 30,
	2024	2023
Net cash provided by operating activities	$37,435	$47,219
Less:
Purchases of equipment and leasehold improvements	(7,086)	(4,604)
Free cash flow	30,349	42,615
Add:
Cash paid for interest	807	784
Cash paid for acquisition-related expense	11,373	4,242
Cash paid for system transformation costs	29,338	6,918
Cash paid for restructuring charges	8,953	—
Cash paid for contingent consideration	—	6,000
Cash paid for legal settlements and non-recurring litigation costs	437	—
Unlevered free cash flow	$81,257	$60,559
Total revenue	$615,070	$540,249
Net cash provided by operating activities as a percentage of total revenue	6%	9%
Free cash flow margin	5%	8%
Unlevered free cash flow margin	13%	11%